                                   CERTIFICATION


     I, _________________________, do hereby certify that I am the
____________________ of Northstar Computer Forms, Inc., a Minnesota corporation, and that by action of the Board of Directors of said corporation taken on _______________, 1999, the document entitled "FIRST AMENDMENT OF NORTHSTAR COMPUTER FORMS, INC. 401(k) PROFIT SHARING PLAN TRUST AGREEMENT (1998 Restatement)" was approved and adopted effective as of January 1, 1999. I further certify that the document hereto attached is a true and correct copy of said document.



_______________, 1999                        __________________________

                                  FIRST AMENDMENT
                                         OF
                           NORTHSTAR COMPUTER FORMS, INC.
                     401(k) PROFIT SHARING PLAN TRUST AGREEMENT
                                 (1998 RESTATEMENT)


     THIS AGREEMENT, Made and entered into as of _______________, 1999, by and between NORTHSTAR COMPUTER FORMS, INC., a Minnesota corporation (the "Principal Sponsor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (together with its successors, the "Trustee");

     WITNESSETH:  That

     WHEREAS, The Principal Sponsor has previously established and maintains a profit sharing plan (the "Plan") which, in its most recent amended and restated form, is embodied in a document dated December 15, 1998 and entitled "Northstar Computer Forms, Inc. 401(k) Profit Sharing Plan (1998 Restatement)" (the "Plan Statement"); and

     WHEREAS, The Principal Sponsor has reserved to itself the power to amend the Plan Statement; and

     WHEREAS, The Principal Sponsor desires to amend the Plan Statement in the manner hereinafter set forth;

     NOW, THEREFORE, The Plan Statement is hereby amended as follows:

1.   QUALIFYING FOR EMPLOYER CONTRIBUTIONS.  EFFECTIVE NOVEMBER 1, 1998,
SECTION 3.6 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

1.1 ELIGIBLE PARTICIPANTS. For purposes of Section 3.5, a Participant shall be an eligible Participant for a Plan Year only if such Participant has satisfied the requirements of Section 2.1 and, in addition, satisfies the requirements in either (a) or (b) below:

     (a)  the Participant:

          (i) is credited with at least one thousand (1,000) Hours of Service for such Plan Year, and

          (ii) is on the last day of such Plan Year, an employee of the Employer (including for this purpose any Participant who then is on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer); or

     (b)  the Participant:

          (i) is credited with at least one thousand (1,000) Hours of Service for such Plan Year, and

          (ii) terminates employment with the Employer within the Plan Year by reason of death, retirement at or after the Participant's Normal Retirement Age or Disability.

No other Participant shall be an eligible Participant.

2. SAVINGS CLAUSE. SAVE AND EXCEPT AS HEREIN EXPRESSLY AMENDED, THE PLAN STATEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT.


     IN WITNESS WHEREOF, Each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.




U.S. BANK NATIONAL ASSOCIATION     NORTHSTAR COMPUTER FORMS,
                                   INC.

By
   -----------------------------
                                   By
     Its                              ------------------------------
        ------------------------       Its
                                           -------------------------
And
   ----------------------------    And
     Its                               -----------------------------
         ----------------------

                                   Its
                                      -------------------------------

                                  WRITING IN LIEU
                                   OF MEETING OF
                                 BOARD OF DIRECTORS
                                         OF
                           NORTHSTAR COMPUTER FORMS, INC.


     The undersigned, being all the directors of Northstar Computer Forms, Inc., a Minnesota corporation, by this Writing in Lieu of Meeting of Board of Directors, do hereby adopt the following resolutions:

          RESOLVED, That the document entitled "FIRST AMENDMENT OF NORTHSTAR COMPUTER FORMS, INC. 401(k) PROFIT SHARING PLAN TRUST AGREEMENT (1998 Restatement)" is hereby approved and adopted.

          RESOLVED FURTHER, That the officers of this corporation are authorized and directed to take all actions necessary or desirable to carry said document into full force and effect and to cause said document to be presented, together with such supporting data as may be necessary, to any agency or agencies of the government for ruling as to whether the same complies with the pertinent provisions of the Internal Revenue Code and, in particular, sections 401(a) and 501(a) thereof, and other applicable provisions of law with authority to make any changes thereof which may be necessary or desirable, in their opinion, in order to obtain a favorable ruling from said agency or agencies.


Dated:  _______________, 1999     _________________________________________

                                  _________________________________________

                                  _________________________________________

                                  _________________________________________

                                  _________________________________________